UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) of the
SECURITIES EXCHANGE ACT OF 1934

Date of Report
January 9, 2006
(Date of earliest event reported)
BFC Financial Corporation

(Exact name of registrant as specified in its Charter)

Florida	333-72213	59-2022148

(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

2100 West Cypress Creek Road, Fort Lauderdale, Florida	33309

(Address of principal executive offices)	(Zip Code)
(954) 940-4900
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
     On January 9, 2006, the Compensation Committee of the Board of Directors of BFC Financial Corporation (the “Company”) took the following action relating to executive compensation.
The Compensation Committee adjusted the annual base salary of Glen R. Gilbert which is paid by BFC from $168,168 per year to $336,336. Mr. Gilbert previously received $168,000 of his compensation from Levitt Corporation, a subsidiary of the Company, for services which he rendered to Levitt. He is no longer serving as an officer or employee of Levitt.
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BFC FINANCIAL CORPORATION
By:	/s/ GLEN R. GILBERT
Glen R. Gilbert
Executive Vice President Chief Financial Officer

Dated: January 10, 2006